Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Envirokare Tech, Inc. (the "Company") on Form 10-QSB for the quarterly period ended March 31, 2007, as filed with the Securities and Exchange Commission, I, George E. Kazantzis, President (President and Principal Financial Officer) and Louis F. Savelli (Chief Executive Officer) of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on this 10th day of May 2007.

/s/ Louis F. Savelli
Name: Louis F. Savelli
Title: Chief Executive Officer (Chief Executive Officer)

/s/ George E. Kazantzis
Name: George E. Kazantzis
Title: President (Principal Financial Officer)